                       SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934.

Filed by the Registrant [ x ]      Filed by Party other than the
                                   Registrant [   ]

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
[ x ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

---------------------------------------------------------------------
                   GRAND CENTRAL SILVER MINES, INC.
       (Exact name of Registrant as specified in its charter.)
                    Commission File number 0-17048
---------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ x ]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rule 14a-6(i)(1)
          and O-11.
     1. Title of each class of securities to which transaction applies: ______________________________________________
     2. Aggregate number of securities to which transaction applies: ______________________________________________
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _________________________
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid: _______________________________________

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by
          Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.   Amount Previously Paid; _______________________________
     2.   Form, Schedule or Registration Statement No. __________
     3.   Filing Party: _________________________________________
     4.   Date Filed: ___________________________________________

                  GRAND CENTRAL SILVER MINES, INC.

                          October __, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of GRAND CENTRAL SILVER MINES, INC. (the "Company") which will be held at Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona 85255, on Thursday, October 28, 1999, at 10:00 a.m. Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     If you do not plan to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.


                              Skip Headen
                              President and Chief Executive Officer

New York, New York

                       YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

                  GRAND CENTRAL SILVER MINES, INC.
                          950 Third Avenue
                             Suite 2500
                     New York, New York 10022

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD October 28, 1999

     The Annual Meeting of Shareholders ("Annual Meeting") of Grand Central Silver Mines, Inc. (the "Company") will be held at Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona 85255, on Thursday, October 28, 1999, at 10:00 a.m. for the following purposes:

     1. To elect four members of the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

     2. To ratify the selection of Williams & Webster, P.S., Certified Public Accountants, as the Company's independent accountants for the fiscal year ending September 30, 2000; and,

     3. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof is
September 28, 1999.   The stock transfer books will not be closed
between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. Please refer to the enclosed voting form for instructions. Your proxy may be revoked at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              James Young
                              Secretary

New York, New York
October __, 1999

                               TABLE OF CONTENTS



                                                              PAGE
                                                              ----

VOTING RIGHTS AND SOLICITATION..............................    1
  Voting....................................................    1
  Proxies...................................................    2
  Solicitation of Proxies...................................    2
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS.....................    2
  General...................................................    2
  Business Experience of Directors..........................    3
  Board Committees and Meetings.............................    4
  Director Compensation.....................................    5
  Recommendation of the Board of Directors..................    5
PROPOSAL NO. 2 -- RATIFICATION OF INDEPENDENT ACCOUNTANTS...    5
  General...................................................    5
  Recommendation of the Board of Directors..................    5
OWNERSHIP OF SECURITIES.....................................    6
  Compliance with SEC Reporting Requirements................    7
EXECUTIVE COMPENSATION AND RELATED INFORMATION..............    7
  Compensation Report.......................................    7
  Compensation Philosophy and Objectives....................    7
  Compensation Components and Process.......................    8
  Summary of Cash and Certain Other Compensation............    8
  Stock Options.............................................    9
  Option Exercises and Holdings.............................    9
  Employment Contracts and Change in Control Agreements.....   10
STOCK PERFORMANCE GRAPH.....................................   10
SHAREHOLDER PROPOSALS FOR 2000 PROXY STATEMENT..............   10
FORM 10-K...................................................   11
OTHER MATTERS...............................................   11

                  GRAND CENTRAL SILVER MINES, INC.

                          PROXY STATEMENT
                                FOR
                   ANNUAL MEETING OF SHAREHOLDERS

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of GRAND CENTRAL SILVER MINES, INC., a Utah corporation (the "Company"), for the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on October 28, 1999, at the Princess Resort 7575 East Princess Drive, Scottsdale, Arizona 85255, and at any adjournments or postponements of the Annual Meeting. These proxy materials were first mailed to shareholders on or about October __, 1999.

     ALL SHARE NUMBERS AND SHARE PRICES PROVIDED IN THIS PROXY
STATEMENT HAVE BEEN ADJUSTED TO REFLECT THE ONE FOR EIGHT REVERSE SPLIT OF COMMON STOCK EFFECTED ON JANUARY 30, 1998 AND THE ONE FOR TEN
REVERSE SPLIT OF COMMON STOCK EFFECTED ON DECEMBER 1, 1998.

                         PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION

VOTING

     The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On September 28, 1999, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were One Million, Six Hundred Sixteen Thousand, Two Hundred Seven (1,616,207) shares of Common Stock outstanding. Each shareholder of record on September 28, 1999 is entitled to one vote for each share of Common Stock held by such shareholder on that date. A majority of the outstanding shares of Common Stock must be present or represented at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the four candidates receiving the highest number of affirmative votes will be elected. Proposal 2 requires the approval of the affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting together with the affirmative vote of a majority of the required quorum. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

PROXIES

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (proposal 1) and FOR proposal 2 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.

=====================================================================

                           PROPOSAL NO. 1

                       ELECTION OF DIRECTORS

GENERAL

     The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The four (4) nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.

Nominees                      Positions and Offices Held with the
                              Company

John C. "Skip" Headen . . .   President and member of the Board of
                              Directors
James Young  . . . . . . . .  Vice President, Secretary and a member of the Board of Directors
J.D.H. Morgan  . . . . . . .  Member of the Board of Directors
Mike Mason . . . . . . . . .  Member of the Board of Directors


BUSINESS EXPERIENCE OF DIRECTORS

John C. "Skip" Headen - President and member of the Board of Directors

     Since May 1999, Mr. Headen has been a member of the Board of Directors of the Company. Since September 1998, Mr. Headen has been a member of the Board of Directors of Lynchval Systems, Inc. Lynchval Systems is an actuarial software company, whose clients include MIT, New York Times and Vanguard among others. Since 1982, Mr. Headen has been a member of the Board of Directors and founder of Dreamer Entertainment Corporation. Dreamer Entertainment is a production company responsible for international logistical planning, production, sales and marketing and personnel supervision.

James Young - Vice President, Secretary and a member of the Board of
Directors

     Since March 1998, Mr. Young was been a member of the Board of Directors of the Company. Since July 1999, Mr. Young has been a Vice President and Secretary of the Company. From September 1998 to March 1999, Mr. Young was a Vice President of the Company. From December 1998 to March 1999, Mr. Young was the Secretary of the Company. From March 1999 to July 1999, Mr. Young was the President of the Company. Mr. Young is the Executive President of Universal Resources International, an investment and merchant banking firm based in New York City, New York. Universal Resources specializes in assisting small to mid-cap companies in raising capital as well as advising them on development of their business plan. Previous to joining Universal Resources. Mr. Young worked as an advisor to China State Construction Engineering Corporation on construction projects in the Middle East and Africa. He has a Bachelor of Science in Electrical Engineering from the University of the Philippines and has completed graduate level administration and business courses at both Yale University and Columbia.

J.D.H. (David) Morgan - Member of the Board of Directors

     Since April 1991, Mr. Morgan has been a member of the Board of Directors of the Company. Mr. Morgan has been principally employed by Lehman Brothers during the last five years. Mr Morgan has worked in the metals industry for over 25 years. He holds an engineering degree from Cambridge University and a masters degree in mineral processing from the Royal Scholl of Mines, London University. He is a Chartered Engineer and a member of the Institution on Mining and Metallurgy. Mr

Morgan has had extensive engineering experience in the mining industry and has worked for a number of leading mining companies including Anglovaal, General Mining, Selection Trust and Consolidated Gold Fields. For the past ten years, Mr Morgan has been a securities analyst specializing in mining equities in North America and most of the world's other main mining markets. He is a member of the Securities Institute, London and the Institute of Investment Management and Research. From 1985 to 1994 he was a Director of Equity Research with Lehman Brothers International. Currently he is an independent mining investment specialist based in London and consultant to Rodman & Renshaw Inc, Chicago.

Michael T. Mason - Member of the Board of Directors

     Since January 30, 1998, Mr. Mason has been a member of the Board of Directors of the Company. Mr. Mason has been Managing Partner of Minerals Services, LLC. since 1997, providing technical, commercial, risk management, marketing and financial support to the international minerals industry. From 1995 to 1997, Mr. Mason was Managing Director, Senior Trader for AIOC Corporation, an international commodities trading firm. He has held senior management positions in metals commodities trading for over 17 years. Mr. Mason acquired extensive knowledge of international minerals production and marketing while employed by Asarco, Inc., where he rose through the ranks from Junior Engineer to Senior Ore Buyer. He has a Master's degree in business administration, specializing in finance, from the University of California at Los Angeles and he holds a Bachelor of Science degree is in metallurgical engineering from the University of Arizona.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year that ended on September 30, 1999, the Board of Directors held twelve (12) meetings. During this period, the directors participated in the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

     The Company has two standing Committees.

     The Audit Committee is responsible for reviewing the Company's financial procedures and controls and for selecting and meeting with the independent accountants. This Committee is newly created and has held one meeting during the last fiscal year.

     The Compensation/Stock Option Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering all the Company's employee benefit plans, including the Non-Qualified Incentive Plan.

DIRECTOR COMPENSATION

     Directors were each issued 20,000 shares each for serving on the Board during the 1999 fiscal year. During such fiscal year, non-employee directors were also eligible to participate in the Non-Qualified Stock Option Plan (the "Plan") and to receive periodic option grants under the Option Plan in effect under the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the nominees listed herein.

=====================================================================

                           PROPOSAL NO. 2

              RATIFICATION OF INDEPENDENT ACCOUNTANTS

GENERAL

     The Company is asking the shareholders to ratify the selection of Williams & Webster, P.S., Certified Public Accountants as the Company's independent accountants for the fiscal year ending September 30, 2000. The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1999 Annual Meeting, together with the affirmative vote of a majority of the required quorum, is required to ratify the selection of Williams & Webster. P.S., Certified Public Accountants as the Company's independent accountants.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the Company's and its shareholders' best interests.

     Williams & Webster, P.S., Certified Public Accountants, has audited the Company's financial statements annually since fiscal 1998.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Williams & Webster, P.S., Certified Public Accountants, to serve as the Company's independent accountants for the fiscal year ending September 30, 2000.

=====================================================================

                      OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 28, 1999 for (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all current executive officers and directors as a group as of September 28, 1999:

                              NUMBER
                              OF SHARES
                              BENEFICIALLY        PERCENT
NAME                          OWNED [1]           OWNED [2]
----                          ------------        ---------

John C. Headen                40,000              2.47%

James Young                   75,000              4.64%

J.D.H. Morgan                 65,563              4.06%

Mike Mason                    50,000              3.09%

All executive officers
and directors as a group
(4 persons)

---------------
  *  Less than one percent.

[1] Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after September 29, 1999, including, but not limited to, upon the exercise of an option.

[2] Percentage of beneficial ownership is based upon 1,616,207 shares of Common Stock, all of which were outstanding on September 28, 1999. For each named person, this percentage includes Common Stock of which such person has the right to acquire beneficial ownership either currently or within 60 days of September 28, including, but not limited to, upon the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other person. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934. Based upon a review of 13G filings made with the Securities and Exchange Commission during fiscal year 1999, there were three 5% shareholders.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

     Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 1999 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 1999 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors, and ten-percent beneficial owners for such fiscal year.

           EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION REPORT

     The Compensation/Stock Option Committee (the "Committee") of the Board of Directors sets the compensation of the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee is composed of outside directors.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the mining industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of designated financial targets, individual contribution, customer satisfaction and financial performance relative to that of the Company's competitors. Within this overall philosophy, the Committee's objectives are to:

- Offer a total compensation program that takes into consideration the compensation practices of other mining companies.

- Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives and the relative performance of other companies as well as individual contributions.

- Align the financial interests of executive officers with those of shareholders by providing equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and
(iii) long-term, equity-based incentive awards.

     The positions of the Company's CEO and executive officers were compared with those of their counterparts at other mining corporations, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation.

     Base Salary. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at other mining corporations.

     No options were granted in fiscal 1999.

     CEO Compensation. The annual base salary for Mr. Headen was established by the Company in 1999, for the period May 1999 to September 2000. The Company's decision was based on both Mr. Headen's duties and the salary levels paid to chief executive officers within the industry.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned, by the Company's Chief Executive Officer and the other executive officers and directors, for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. The individuals included in the table will be collectively referred to as the "Named Officers."

                     SUMMARY COMPENSATION TABLE

                         COMPENSATION
               ---------------------------------------------       LONG-TERM
NAME AND         ANNUAL COMPENSATION    OTHER ANNUAL  COMPENSATION ALL OTHER
PRINCIPAL      -----------------------  COMPENSATION  AWARDS       COMPENSATION
POSITION       YEAR SALARY($) BONUS($)  ($)           OPTIONS(#)
John C. Headen 1999 84,000[1] 0         0             0            25,000[2]
President      1998      0    0         0             0                 0
               1997      0    0         0             0                 0

J.D.H. Morgan  1999      0    0         0             0            12,500[2]
Director       1998      0    0         0             0            20,000[2]
               1997      0    0         0             0            30,000[2]

Mike Mason     1999      0    0         0             0            12,500[2]
Director       1998      0    0         0             0            20,000[2]
               1997      0    0         0             0                 0

James Young    1999 79,200[1] 0         0             0            25,000[2]
Secretary      1998      0    0         0             0            20,000[2]
 Director      1997      0    0         0             0                 0

[1]  No salaries have been paid during the current fiscal period.

[2] Officers are awarded 20,000 shares of Common Stock per year for services, in addition to their salary. Directors are awarded 20,000 shares of Common Stock per year for service.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 1999 fiscal year under the Company's Non-Qualified Incentive Plan to the Named Officers and Directors. No stock appreciation rights were granted to the Named Officers or Directors during the fiscal year.

                 OPTION GRANTS IN LAST FISCAL YEAR


                         INDIVIDUAL GRANTS
                ----------------------------------------  POTENTIAL REALIZABLE
                           % OF TOTAL                     VALUE OF ASSUMED
                NUMBER OF  OPTIONS                        ANNUAL RATES OF STOCK
                SECURITIES GRANTED TO                     PRICE APPRECIATION
                UNDERLYING EMPLOYEES EXERCISE             FOR OPTION TERM
                OPTIONS    IN FISCAL PRICE     EXPIRATION ----------------------
NAME            GRANTED    YEAR      ($/SHARE) DATE       5%($)    10%($)
----------     ----------  --------- --------- ---------- -------- --------
John C. Headen 0           0         0         0          0        0

J.D.H. Morgan  0           0         0         0          0        0

Mike Mason     0           0         0         0          0        0

James Young    0           0         0         0          0        0

---------------

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information with respect to the Named Officers concerning their exercise of options during the 1999 fiscal year and the unexercised options held by them as of the end of such year. No stock appreciation rights were granted or exercised during the fiscal year, and no stock appreciation rights were outstanding at the end of the fiscal year.

          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                 AND FISCAL YEAR-END OPTION VALUES

                            Number of Securities      Value of Unexercised
         Nunber of          Underlying Unexercised    In-the-Money Options
         Shares   Value     Options at 09/30/99       at 09/30/99 ($)
         acquired Realized  ------------------------- ------------------------
NAME     exercise ($)       Exercisable Unexercisable Exercisable Unexercisable
----     -------- --------- ----------- ------------- ----------- -------------

John C.
 Headen  0           0         0           0         0         0
James
 Young   0           0         0           0         0         0
J.D.H.
 Morgan  0           0         0           0         0         0
Mike
 Mason   0           0         0           0         0         0

---------------

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

     None of the Company's executive officers have employment or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors.

                      STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming $100 invested in September 1994, along with the composite prices of companies listed in the S&P 500 and the Hambrecht & Quist Technology Index.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                      Cumulative Total Return

                                  9/94   9/95   9/96   9/97    9/98    8/99
GRAND CENTRAL SILVER MINES, INC.  100.00  96.15  59.61  21.15    4.62    0.58
NASDAQ STOCK MARKET (U.S.)        100.00 138.12 163.91 225.05  228.89  372.36
DOW JONES MINING - DIVERSIFIED    100.00 115.62 109.98 124.63  147.60  143.52

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

Notes

[1]  The Company's fiscal year ended on September 30, 1999.

[2]  No cash dividends have been declared on the Company's Common
     Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.


           SHAREHOLDER PROPOSALS FOR 2000 PROXY STATEMENT

     Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2000 must be received by the Company no later than May 30, 2000 in order to be included in the proxy statement and related proxy materials.

     In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than August 13, 2000.

                             FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO GRAND CENTRAL SILVER MINES, INC., 950 Third Avenue, Suite 2500, New York, New York 10022, ATTN: INVESTOR RELATIONS.

                           OTHER MATTERS

     The Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              James Young
                              Secretary

                               PROXY

                  GRAND CENTRAL SILVER MINES, INC.


     Annual Meeting of Shareholders, October 28, 1999. This Proxy is Solicited on Behalf of the Board of Directors of Grand Central Silver Mines, Inc.

     The undersigned revokes all previous proxies, acknowledges receipt of the notice of the shareholders meeting to be held October 28, 1999 and the proxy statement, and appoints John C. Headen and James Young or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of GRAND CENTRAL SILVER MINES, INC. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of the Company to be held at the Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona 85255, on Thursday, October 28 at 10:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy are as of September 28, 1999, and shall be voted in the manner set forth below.

GRAND CENTRAL SILVER MINES, INC.
c/o OTC Stock Transfer, Inc.
231 East 2100 South
Salt Lake City, Utah 84115

1. To elect ten members of the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

Nominees:
  (01) John C. "Skip" Headen
  (02) J.D.H. Morgan
  (03) Mike Mason
  (04) James Young

  [   ]   FOR ALL NOMINEES    [   ]  WITHHELD FROM ALL NOMINEES


  [   ]   --------------------------------------
          For all nominees except as noted above

2. To ratify the election of Williams & Webster, P.S., Certified Public Accountants, as the Company's independent accountants for the fiscal year ending September 30, 2000;

       [   ]   FOR    [   ]   AGAINST     [   ]   ABSTAIN

3. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

       [   ]   FOR    [   ]   AGAINST     [   ]   ABSTAIN

[   ]  MARK HERE FOR ADDRESS CHANGE AND NOTE AT BELOW:

       ____________________________________________
       ____________________________________________
       ____________________________________________
       ____________________________________________
       ____________________________________________

  Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.


Signature: ______________________________ Date: ________________


Signature: ______________________________ Date: ________________